SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): September 27, 2013

SMITHFIELD FOODS, INC.

(Exact Name of Registrant as Specified in its Charter)

Virginia

(State or Other Jurisdiction of Incorporation)

1-15321	52-0845861
(Commission File Number)	(I.R.S. Employer Identification No.)

200 Commerce St. Smithfield, Virginia	23430
(Address of Principal Executive Offices)	(Zip Code)

(757) 365-3000

(Registrant’s Telephone Number, Including Area Code)

NOT APPLICABLE

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01	Other Events.

On September 27, 2013, Smithfield Foods, Inc. (the “Company”) issued a press release announcing that it will notify holders (the “Notice”) of the Company’s 7.750% senior notes due 2017 (the “Notes”) that a “Change of Control”, as defined in the indenture governing the Notes, occurred on September 26, 2013, upon the consummation of the acquisition (the “Acquisition”) of the Company by Shuanghui International Holdings Limited. Pursuant to the terms of the Notes, following the consummation of the Acquisition, holders of the Notes have the right to require the Company to purchase all or a portion of such holders’ Notes at a price of 101% of the principal amount of such Notes, plus any accrued and unpaid interest up to, but not including, the date of purchase (the “Purchase Price”).

The Company commenced on September 27, 2013 the offer to purchase (the “Offer”) the Notes for the Purchase Price.

The Notice and terms and conditions of the Offer are included in the Notice of Change of Control and Offer to Purchase dated September 27, 2013 and related Letter of Transmittal to be distributed to holders of the Notes.

A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

Forward-Looking Statements

This filing contains “forward-looking” statements within the meaning of the federal securities laws. The forward-looking statements include statements concerning the Company’s outlook for the future, as well as other statements of beliefs, future plans and strategies or anticipated events, and similar expressions concerning matters that are not historical facts. The Company’s forward-looking information and statements are subject to risks and uncertainties that could cause actual results to differ materially from those expressed in, or implied by, the statements. These risks and uncertainties include, but are not limited to, the availability and prices of live hogs, feed ingredients (including corn), raw materials, fuel and supplies; food safety; livestock disease; live hog production costs; product pricing; the competitive environment and related market conditions; risks associated with the Company’s or Shuanghui International Holdings Limited’s indebtedness, including cost increases due to rising interest rates or changes in debt ratings or outlook; hedging risk; adverse weather conditions; operating efficiencies; changes in foreign currency exchange rates; access to capital; the cost of compliance with and changes to regulations and laws, including changes in accounting standards, tax laws, environmental laws, agricultural laws and occupational, health and safety laws; adverse results from litigation; actions of domestic and foreign governments; labor relations issues; credit exposure to large customers; the ability to realize the anticipated strategic benefits from the merger between the Company and Shuanghui International Holdings Limited; the ability to make effective acquisitions and successfully integrate newly acquired businesses into existing operations, and other risks and uncertainties described under Part I, Item 1A. “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended April 28, 2013. Readers are cautioned not to place undue reliance on forward-looking statements because actual results may differ materially from those expressed in, or implied by, the forward-looking statements. Any forward-looking statement that the Company makes speaks only as of the date of such statement, and the Company undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. Comparisons of results for current and any prior periods are not intended to express any future trends or indications of future performance, unless expressed as such, and should only be viewed as historical data.

Item 9.01.	Financial Statements and Exhibits.

(c)	Exhibits

Exhibit	Description

99.1	Press Release issued September 27, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SMITHFIELD FOODS, INC.

Date: September 27, 2013	/s/ Michael H. Cole
Michael H. Cole
Vice President, Chief Legal Officer and Secretary

EXHIBIT INDEX

Exhibit	Description

99.1	Press Release issued September 27, 2013